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                                                                    Exhibit 3.27

                             STATE OF NEW HAMPSHIRE

                                                                     Form No. 11
                                                                  RSA 293-A:2.02

Fee for Form SRA:                   $50.00
Filing Fee:                         $35.00
                                    ------
Total fees                          $85.00

Use black print or type.
Leave 1" margins both sides.
Form must be single-sided, on 8 1/2 x 11" paper, and have a one inch margin on both sides. Double sided copies will not be accepted.

                            ARTICLES OF INCORPORATION

THE UNDERSIGNED, ACTING AS INCORPORATOR(S) OF A CORPORATION UNDER THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, ADOPT(S) THE FOLLOWING ARTICLES OF INCORPORATION FOR SUCH CORPORATION:

         FIRST:   The name of the corporation is _______________________________

________________________________________________________________________________

         SECOND:  The number of shares the corporation is authorized to issue:

________________________________________________________________________________

         THIRD:   The name of the corporation's initial registered agent is
C T Corporation System
________________________________________________________________________________

and the street address, town/city (including zip code and post office box, if any) of its initial registered office is (agent's business address)
9 Capitol Street, Concord, New Hampshire  03301
-----------------------------------------------
________________________________________________________________________________

         FOURTH: The capital stock will be sold or offered for sale within the meaning of RSA 421-B. (Uniform Securities Act)

________________________________________________________________________________

         FIFTH:   The corporation is empowered to transact any and all lawful business for which corporations may be incorporated under RSA 293-A and the principal purpose or purposes for which the corporation is organized are:









             [If more space is needed, attach additional sheet(s).]


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                                                                     Form No. 11

ARTICLES OF INCORPORATION
OF_________________________________





         SIXTH:   The name and address of each incorporator is:

              Name                                      Address
              ----                                      -------

________________________________   _____________________________________________
                                   _____________________________________________

________________________________   _____________________________________________
                                   _____________________________________________

________________________________   _____________________________________________
                                   _____________________________________________







Dated________________________, ______

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

                                                     Incorporator(s)





Mail fees, ORIGINAL, ONE EXACT OR CONFORMED COPY AND FORM SRA to: Secretary of State, State House, Room 204, 107 North Main Street, Concord, NH 03301-4989